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                                                                  EXHIBIT 10.75



                                   EXHIBIT A
               TO EMPLOYMENT AGREEMENT DATED AS OF APRIL 1, 1995


Executive:              Joseph A. Nathan

Annual Salary:          $400,000

Vacation:               Standard

Termination Date:       March 31, 2000. This Exhibit A amends Section 2 of the
                        Agreement so that the Agreement terminates on March 31, 2000. The Agreement will not be automatically extended beyond March 31, 2000.

Salary Continuation:

        (a)     After Termination for Convenience pursuant to Section 4.3:
                Payment of Salary until March 31, 2000.

        (b) After Expiration of Employment Term: Salary as of March 31, 2000 to be paid over one (1) year in twelve monthly installments.

Other Additional Compensation:

        (a) All stock options granted Executive during his or her employment shall continue to vest until the expiration of the Employment Term.

                                        COMPUWARE CORPORATION

                                        By:  Peter Karmanos, Jr.
                                             -----------------------------------

                                        Its: Chairman and CEO
                                             -----------------------------------


                                        Joseph A. Nathan
                                        ----------------------------------------
                                        Joseph A. Nathan, Executive


This Exhibit A is effective April 1, 1996. It may be amended from time to time by an Exhibit A in similar form bearing a later effective date and the signatures of Company and Executive.